METROPOLITAN SERIES FUND

SUPPLEMENT DATED NOVEMBER 28, 2012

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2012, AS AMENDED JUNE 6, 2012

BLACKROCK BOND INCOME PORTFOLIO and

BLACKROCK DIVERSIFIED PORTFOLIO

In the section entitled “Portfolio Managers,” the information pertaining to BlackRock Bond Income Portfolio and BlackRock Diversified Portfolio is amended to delete, effective immediately, all references to Matthew Marra and Eric Pellicciaro.